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Park Hotels & Resorts Inc.

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Your Vote Counts! PARK HOTELS & RESORTS INC. 2021 Annual Meeting Vote by April 29, 2021 11:59 PM ET PARK HOTELS & RESORTS INC. 1775 TYSONS BLVD., 7TH FLOOR TYSONS, VA 22102 D38028-P50474 You invested in PARK HOTELS & RESORTS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 30, 2021. Get informed before you vote We encourage you to access and review all of the important information contained in the proxy materials before voting. View the Notice and Proxy Statement and Annual Report online at www.proxyvote.com OR you can receive a free paper or e-mail copy of the proxy materials by requesting prior to April 16, 2021. If you want to receive a copy of the proxy materials, you must request one. To request a copy of the proxy materials, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Pv For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* April 30, 2021 11:30 AM ET 1775 Tysons Blvd., Tysons, Virginia 22102 *Many stockholder meetings have attendance requirements. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1A Thomas J. Baltimore, Jr. For 1B Gordon M. Bethune For 1C Patricia M. Bedient For 1D Thomas D. Eckert For 1E Geoffrey M. Garrett For 1F Christie B. Kelly For 1G Sen. Joseph I. Lieberman For 1H Thomas A. Natelli For 1I Timothy J. Naughton For 1J Stephen I. Sadove For 2. To approve the amendment and restatement of our 2017 Stock Plan for Non-Employee Directors. For 3. To approve, on an advisory (non-binding) basis, the compensation of our named executive officers. For 4. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. For NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D38029-P50474